As filed with the Securities and Exchange Commission on September 6, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-4244

                             SOUND SHORE FUND, INC.
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

                          T. Gibbs Kane, Jr., President
                               8 Sound Shore Drive
                          Greenwich, Connecticut 06836
                                  203-629-1980


                   Date of fiscal year end: December 31, 2005

                     Date of reporting period: June 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS

--------------------------------------------------------------------------------
[LOGO]
            TWO PORTLAND SQUARE, PORTLAND, ME 04101 1-800-754-8758
================================================================================
                                                                  June 30, 2005
Dear Shareholder:

    The Sound Shore Fund ended June 30, 2005 with a net asset value of $36.24 per share after a dividend distribution of $0.015. For the second quarter, the Fund posted a total return of 1.75% versus a 1.37% gain for the Standard and Poor's 500 Index ("S&P 500") and a 1.62% loss for the Dow Jones Industrial Average ("Dow Jones"). The Fund's year-to-date loss of 1.21% is marginally behind the S&P 500's decline of 0.81% and a bit ahead of the Dow Jones' drop of 3.65%. Over the last twelve months, the Fund has gained 8.45% versus the S&P 500 and the Dow Jones, which are up 6.32% and 0.66%, respectively.

    We are required by the SEC to say that: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE FUND'S 1, 5, 10, AND 15 YEAR COMPOUND ANNUAL TOTAL RETURN RATES FOR THE PERIODS ENDING JUNE 30, 2005 WERE 8.45%, 8.92%, 12.26%, AND 12.49%, RESPECTIVELY. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (800) 551-1980 OR VISIT THE FUND'S WEBSITE AT WWW.SOUNDSHOREFUND.COM.

    Stock indices continued to mark time in the second quarter with much discussion and debate over the ultimate direction of volatile, albeit rising, oil prices and the sustainability of housing strength in many markets. Longer-term interest rates were notable beneficiaries of an evolving consensus that the energy "tax" and the Federal Reserve's measured resolve to contain asset inflation via federal funds target rate hikes might have a dampening effect on a leveraged consumer. For example, the 30 Year U.S.Treasury Bond yield dropped from 4.75% to 4.19% in the quarter. While 2005 earnings estimates for the S&P 500 rose slightly during the second quarter, the double digit quarterly gains in 2005 are forecast to decelerate to only 5% later this year, and growth for 2006 is estimated at 5% as well.

    The less robust economic outlook impacted our more manufacturing sensitive holdings in the second quarter. Tyco International, Ltd. reversed earlier gains as expected capital spending rates remained moderate. Georgia-Pacific Corp. lagged along with much of the materials sector as global inventory de-stocking occurred in papers, packaging, and chemicals. Higher gasoline prices did not prevent McDonald's Corp. domestic monthly sales gains from beating expectations, but the stock was impacted by its exposure to a weaker euro and also a weaker European consumer. We are hopeful that a recent management change in Europe will help that division.

    Genworth Financial, Inc., Chubb Corp., and UnumProvident Corp. were among the Fund's best performers for the quarter. They are each in very different segments of the insurance industry, but we are encouraged by the improving business plan execution that each is showing. Other top contributors were in the health care area where CIGNA Corp. continues to make strong top line and bottom line progress and Baxter International, Inc.'s product pipeline and financial improvement remain in place. While energy stocks generally treaded water in the quarter, the announcement of significant asset sales and the approval
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
================================================================================
of its share unification with Shell Transport and Trading helped Royal Dutch Petroleum Co. solidly outperform its peers and the market.

    We continue to adhere to our company-by-company value investment framework, seeking to identify companies that can exceed market expectations and welcome the opportunity to answer any questions you may have.

    As always, we appreciate your investment alongside us in the Fund.

Sincerely,

SOUND SHORE FUND

HARRY BURN, III
JOHN P. DEGULIS
T. GIBBS KANE, JR.
CO-PORTFOLIO MANAGERS

    THE FUND'S AVERAGE ANNUAL TOTAL RETURN ASSUMES REINVESTMENT OF ALL DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. THE S&P 500 IS AN UNMANAGED INDEX REPRESENTING THE AVERAGE PERFORMANCE OF 500 WIDELY HELD, PUBLICLY TRADED, LARGE CAPITALIZATION STOCKS. THE DOW JONES INDUSTRIAL AVERAGE CONSISTS OF 30 STOCKS THAT ARE CONSIDERED TO BE MAJOR FACTORS IN THEIR INDUSTRIES AND THAT ARE WIDELY HELD BY INDIVIDUALS AND INSTITUTIONAL INVESTORS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX OR AVERAGE.

    THE VIEWS IN THIS LETTER WERE THOSE OF THE FUND MANAGERS AS OF 6/30/05 AND MAY NOT NECESSARILY REFLECT THEIR VIEWS ON THE DATE THIS LETTER IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS (I) ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THE FUND'S PRESENT INVESTMENT METHODOLOGY AND
(II) DO NOT CONSTITUTE INVESTMENT ADVICE. THIS LETTER MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS
          JUNE 30, 2005 (UNAUDITED)
================================================================================

                                                SHARE        MARKET
                                                AMOUNT       VALUE
                                               --------- --------------
        COMMON STOCK (95.3%)
        ---------------------------------------------------------------
        AUTO (2.9%)
        Dana Corp.                             1,278,000 $   19,182,780
        Honda Motor Co., Ltd. ADR              1,507,000     37,087,270
                                                         --------------
                                                             56,270,050
                                                         --------------
        BANKS (3.3%)
        U.S. Bancorp                           2,138,000     62,429,600
                                                         --------------
        ENERGY (7.8%)
        Devon Energy Corp.                       239,000     12,112,520
        El Paso Corp.                          3,273,500     37,710,720
        Royal Dutch Petroleum Co. ADR            873,500     56,690,150
        Williams Cos., Inc.                    2,303,500     43,766,500
                                                         --------------
                                                            150,279,890
                                                         --------------
        HEALTH CARE (13.4%)
        Aetna, Inc.                              459,500     38,055,790
        Baxter International, Inc.             1,306,000     48,452,600
        Cigna Corp.                              580,500     62,130,915
        Laboratory Corp. of America Holdings +   976,000     48,702,400
        Thermo Electron Corp. +                2,185,500     58,724,385
                                                         --------------
                                                            256,066,090
                                                         --------------
        INDUSTRIALS (11.8%)
        CSX Corp.                              1,146,500     48,909,690
        Southwest Airlines Co.                 3,532,500     49,207,725
        Tyco International, Ltd.               2,211,500     64,575,800
        Waste Management, Inc.                 2,218,000     62,858,120
                                                         --------------
                                                            225,551,335
                                                         --------------

--------------------------------------------------------------------------------
                      SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS (CONTINUED)
          JUNE 30, 2005 (UNAUDITED)
================================================================================

                                                 SHARE        MARKET
                                                 AMOUNT       VALUE
                                                --------- --------------
       INSURANCE (18.3%)
       AMBAC Financial Group, Inc.                798,500 $   55,703,360
       Aon Corp.                                2,007,000     50,255,280
       Berkshire Hathaway, Inc., Class A +            813     67,885,500
       Chubb Corp.                                677,500     58,000,775
       Genworth Financial, Inc.                 1,992,000     60,218,160
       UnumProvident Corp.                      3,251,500     59,567,480
                                                          --------------
                                                             351,630,555
                                                          --------------
       MATERIALS (3.9%)
       Georgia-Pacific Corp.                    1,561,000     49,639,800
       Lyondell Chemical Co.                      969,000     25,600,980
                                                          --------------
                                                              75,240,780
                                                          --------------
       MEDIA (13.5%)
       DIRECTV Group, Inc. +                    4,003,500     62,054,250
       Interpublic Group of Cos., Inc. +        4,722,000     57,513,960
       Liberty Media Corp., Class A +           6,418,000     65,399,420
       Time Warner, Inc. +                      4,404,500     73,599,195
                                                          --------------
                                                             258,566,825
                                                          --------------
       PHARMACEUTICALS (5.7%)
       Chiron Corp. +                           1,579,000     55,091,310
       Watson Pharmaceuticals, Inc. +           1,824,500     53,932,220
                                                          --------------
                                                             109,023,530
                                                          --------------
       RESTAURANTS (2.2%)
       McDonald's Corp.                         1,527,500     42,388,125
                                                          --------------
       TECHNOLOGY (10.4%)
       Agilent Technologies, Inc. +             1,978,500     45,545,070
       Flextronics International, Ltd. +        3,068,000     40,528,280
       Freescale Semiconductor, Inc., Class A + 1,880,500     39,509,305
       Hewlett Packard Co.                      1,696,500     39,884,715
       Texas Instruments, Inc.                  1,226,000     34,413,820
                                                          --------------
                                                             199,881,190
                                                          --------------

--------------------------------------------------------------------------------
                      SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS (CONTINUED)
          JUNE 30, 2005 (UNAUDITED)
================================================================================

                                                                     SHARE        MARKET
                                                                     AMOUNT       VALUE
                                                                   ---------- --------------
TELECOMMUNICATIONS (2.1%)
CenturyTel, Inc.                                                    1,166,500 $   40,395,895
                                                                              --------------
TOTAL COMMON STOCK (COST $1,568,847,709)                                      $1,827,723,865
                                                                              --------------
MONEY MARKET FUND (4.8%)
---------------------------------------------------------------------------------------------
Citi/SM/ Institutional Liquid Reserves, Class A (cost $92,107,524) 92,107,524 $   92,107,524
                                                                              --------------
TOTAL INVESTMENTS (100.1%) (COST $1,660,955,233)                              $1,919,831,389
OTHER ASSETS LESS LIABILITIES (-0.1%)                                             (2,880,368)
                                                                              --------------
NET ASSETS (100.0%) (52,893,727 SHARES OUTSTANDING)                           $1,916,951,021
                                                                              ==============
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)                     $        36.24
                                                                              ==============

+ Non-income producing security.
ADR -- American Depository Receipt.
* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

                  Gross Unrealized Appreciation $267,815,644
                  Gross Unrealized Depreciation   (8,939,488)
                                                ------------
                  Net Unrealized Appreciation   $258,876,156
                                                ============

--------------------------------------------------------------------------------
                      SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS (CONCLUDED)
          JUNE 30, 2005 (UNAUDITED)
================================================================================

         AT JUNE 30, 2005 NET ASSETS CONSISTED OF:
         --------------------------------------------------------------
         Par Value (100,000,000 shares authorized)       $       52,894
         Paid in Capital                                  1,576,978,252
         Accumulated Undistributed Net Investment Income         10,040
         Unrealized Appreciation on Investments             258,876,156
         Accumulated Net Realized Gain from Investments      81,033,679
                                                         --------------
         NET ASSETS                                      $1,916,951,021
                                                         ==============

                    PORTFOLIO HOLDINGS
                    % OF NET ASSETS
                       Auto                             2.9%
                       Banks                            3.3%
                       Energy                           7.8%
                       Health Care                     13.4%
                       Industrials                     11.8%
                       Insurance                       18.3%
                       Materials                        3.9%
                       Media                           13.5%
                       Pharmaceuticals                  5.7%
                       Restaurants                      2.2%
                       Technology                      10.4%
                       Telecommunications               2.1%
                       Short-Term Investments           4.8%
                       Other Assets less Liabilities  (0.1)%
                                                      ------
                                                      100.0%
                                                      ======

--------------------------------------------------------------------------------
                      SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
SOUND SHORE FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)
================================================================================

INVESTMENT INCOME
Income:
   Dividends (net of foreign withholding taxes $219,516)                $   9,549,711
   Interest                                                                       910
                                                                        -------------
       Total Income                                                         9,550,621
                                                                        -------------
Expenses:
   Adviser fee (Note 3)                                                     6,677,479
   Administrator fee (Note 3)                                                 880,089
   Transfer Agency fee                                                        890,324
   Custodian fee                                                               91,207
   Accountant fee                                                              31,160
   Professional fees                                                           75,855
   Directors' fees and expenses (Note 3)                                       18,046
   Compliance services fees (Note 3)                                           11,112
   Miscellaneous                                                               85,556
                                                                        -------------
       Total Expenses                                                       8,760,828
                                                                        -------------
Net Investment Income                                                         789,793
                                                                        -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investments sold                                   81,943,085
   Net change in unrealized appreciation (depreciation) on investments   (100,814,012)
                                                                        -------------
Net realized and unrealized gain (loss) on investments                    (18,870,927)
                                                                        -------------
Net decrease in net assets from operations                              $ (18,081,134)
                                                                        =============

--------------------------------------------------------------------------------
                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SOUND SHORE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

INCREASE (DECREASE) IN NET ASSETS
                                                             FOR THE           FOR THE
                                                         SIX MONTHS ENDED    YEAR ENDED
                                                          JUNE 30, 2005   DECEMBER 31, 2004
                                                         ---------------- -----------------
Operations:
   Net investment income                                  $      789,793   $    4,252,745
   Net realized gain on investments sold                      81,943,085       82,959,662
   Net change in unrealized appreciation (depreciation)
     on investments                                         (100,814,012)     117,631,508
                                                          --------------   --------------
   Increase (decrease) in net assets from operations         (18,081,134)     204,843,915

Dividends to shareholders from:
   Net investment income                                        (780,801)      (4,251,686)
   Net realized gains                                                 --      (81,293,529)
Capital share transactions (Note 6)                          237,581,008      564,521,230
                                                          --------------   --------------
   Total increase                                            218,719,073      683,819,930

Net assets:
   Beginning of the year                                   1,698,231,948    1,014,412,018
                                                          --------------   --------------
   End of the year (Including line (A))                   $1,916,951,021   $1,698,231,948
                                                          ==============   ==============
    (A) Accumulated undistributed net investment income   $       10,040   $        1,048
                                                          --------------   --------------

--------------------------------------------------------------------------------
                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================

1.  ORGANIZATION

Sound Shore Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a no-load, diversified, open-end management investment company under the Investment Company Act of 1940 (the "Act"), as amended. The investment objective of the Fund is growth of capital.

2.  SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

   A) SECURITY VALUATION
   Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked prices. Money market instruments that mature in 60 days or less may be valued at amortized cost, which approximates market value, unless the Fund's investment adviser believes another valuation is more appropriate. Investments in other open-ended regulated investment companies are valued at net asset value.

   Securities (including restricted securities) for which market quotations are insufficient or not readily available, or in the judgment of the Fund's investment adviser, the prices or values available do not represent the fair value of the instrument, are valued in good faith, pursuant to procedures adopted by the Fund's Board of Directors (the "Board").

   B) SECURITY TRANSACTIONS AND INVESTMENT INCOME
   Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost.

   C) DIVIDENDS TO SHAREHOLDERS
   Dividends from net investment income, if any, are declared and paid semi-annually. Capital gains, if any, are distributed to shareholders at least annually. The Fund determines its net investment income and capital gains distributions in accordance with income tax regulations, which may differ from accounting principles generally
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
================================================================================

   accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

   D) FEDERAL TAXES

   The Fund intends to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

3.  INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER
The Fund's investment adviser is Sound Shore Management, Inc. (the "Adviser"). Pursuant to an investment advisory agreement, the Adviser receives an advisory fee at an annual rate of 0.75% of the Fund's average daily net assets.

Fees due to the Adviser in the amount of $1,180,312 are payable at June 30, 2005.

OTHER SERVICES
Citigroup Fund Services, LLC ("Citigroup") provides certain administration, portfolio accounting and transfer agency services to the Fund.

Citigroup has agreed contractually to waive a portion of its fee and reimburse certain expenses so that total annual operating expenses do not exceed 0.98% of the Fund's average daily net assets through April 30, 2006. There were no fees waived for the period January 1, 2005 through June 30, 2005.

Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). Prior to March 1, 2005, the Distributor was known as Forum Fund Services, LLC. The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser, Citigroup, or their affiliates.

Under a Compliance Services Agreement with the Fund, the Distributor provides a Chief Compliance Officer and Treasurer to the Fund as well as certain additional compliance support functions. The Treasurer of the Fund is also a principal of the Distributor.

The Fund pays each Director who is unaffiliated with the Adviser, Citigroup or any of their affiliates, $1,000 per meeting attended, plus $750 per quarter.

Certain Officers and Directors of the Fund are Officers, Directors, or employees of the aforementioned companies.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
================================================================================

4.  PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and the proceeds from sales of securities (excluding short-term investments) for the period ended June 30, 2005 aggregated $672,300,534 and $459,169,382 respectively.

5.  FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund's fiscal year-end.

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

                   Undistributed Ordinary Income $      1,049
                   Unrealized Appreciation        358,780,762

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Net Assets are primarily due to wash sale timing differences.

6.  CAPITAL STOCK

As of June 30, 2005, 100,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $1,577,031,146. Transactions in capital stock were as follows:

                                                FOR THE                    FOR THE
                                            SIX MONTHS ENDED              YEAR ENDED
                                             JUNE 30, 2005            DECEMBER 31, 2004
                                       -------------------------  -------------------------
                                         SHARES        AMOUNT       SHARES        AMOUNT
                                       ----------  -------------  ----------  -------------
Sale of shares                         10,235,173  $ 366,619,341  18,634,585  $ 652,994,174
Reinvestment of dividends                  20,918        760,520   2,281,067     83,710,748
Redemption of shares                   (3,627,537)  (129,798,853) (4,923,307)  (172,183,692)
                                       ----------  -------------  ----------  -------------
Net increase from capital transactions  6,628,554  $ 237,581,008  15,992,345  $ 564,521,230
                                       ==========  =============  ==========  =============

Of the 52,893,727 shares outstanding as of June 30, 2005, the Employees' Profit Sharing Plan of the Adviser owned 363,756 shares.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
================================================================================

7.  PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund's web site at http://www.soundshorefund.com. This information is also available from the EDGAR database on the SEC's Web site at http://www.sec.gov.

The Fund's proxy voting record for the 12-month period ended June 30 is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund's web site at http://www.soundshorefund.com. This information is also available from the EDGAR database on the SEC's Web site at http://www.sec.gov.

8.  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at http://www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

9.  SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 through June 30, 2005.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
================================================================================

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                               BEGINNING       ENDING
                             ACCOUNT VALUE  ACCOUNT VALUE EXPENSES PAID
                            JANUARY 1, 2005 JUNE 30, 2005 DURING PERIOD*
                            --------------- ------------- --------------
        Actual Return          $1,000.00      $  987.87       $4.83
        Hypothetical Return    $1,000.00      $1,019.93       $4.91

* Expenses are equal to the Fund's annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 (to reflect the half-year period).

10.  ADVISORY AGREEMENT APPROVAL

At the January 27, 2005 meeting of the Fund's Board, the Board, including the Independent Directors, considered the Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement"). In evaluating the Advisory Agreement, the Board discussed the Fund's total expenses and noted that the expenses were less than 100 basis points and consistent with the median expenses of the Fund's Lipper, Inc. comparison group (the "Comparison Group"). The Board then discussed the Fund's advisory fee of 75 basis points and noted that (1) the Fund's advisory fee was consistent with the mean advisory fee of the Comparison Group; (2) many of the mutual funds within the Comparison Group maintained advisory fees of 100 basis points; and (3) the Fund's overall strong performance.

The Board also discussed the difference in the management fee charged to the Fund and the fee charged to the Adviser's other clients. The Board noted the Adviser's rationale for the Fund's higher advisory fee including that more time and attention was required to manage the Fund and that the Fund was subject to more trading activity than the Adviser's other accounts due to daily cash flow movements into and out of the Fund by shareholders. The Board also noted the Adviser's representation that the additional trading activity required the Fund portfolio managers to review the portfolio positions on a daily basis and that more time and attention was required to service the Fund due to web site requirements, quarterly Board meeting requirements, the maintenance of proxy voting records; and the coordination of Citigroup services to the Fund. The Board then noted the Adviser's work ethic and responsiveness to the Directors, and the Adviser's clean disciplinary history and comprehensive Compliance Program. The Board then discussed the Adviser's business contingency plan and noted that Mr. John P. DeGulis was in a position to implement the Adviser's investment philosophy in the case of the absence of Messrs. Kane and Burn. The Board reviewed the Adviser's financial statements and noted that the Adviser was solvent. The Board then considered information provided by the Adviser regarding its profitability with respect to the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)
================================================================================

The Independent Directors then met separately with Fund Counsel and reviewed and considered the written materials provided to them, which included the terms of the Advisory Agreement, the long-, mid-, and short-term performance of the Fund measured against the Fund's benchmarks, information concerning revenue the Adviser receives from the Fund and the costs the Adviser incurs in connection with the services it renders to the Fund. The materials also included a comparative analysis of contractual expenses borne by the Fund and its peer group consisting of U.S. diversified equity funds reporting no load and no 12b-1 fees with assets of $500 million to $2 billion on an aggregate basis, as well as with respect to advisory, administration, transfer agent and fund accounting fees.

The Independent Directors also took into account (1) the consistent quality of services provided by the Adviser, (2) the reputation of the Adviser, (3) the experience of its personnel and the efficiency and economy of its operations and (4) the fact that while the fees charged by the Adviser to private accounts are lower than those charged to the Fund, the Adviser has additional responsibilities in connection with its services to the Fund, including compliance with the 1940 Act, preparation of Board and shareholder materials and increased trading activity associated with daily inflows and outflows of Fund Assets. While the Independent Directors did not identify any single factor as controlling, the Independent Directors, after considering all the factors, resolved to approve continuance of the Advisory Agreement as in the best interests of the Fund and its shareholders.

The Independent Directors then reported their conclusions and vote to the full Board and, after further discussion, the Independent Directors and the full Board approved the continuance of the Advisory Agreement.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SOUND SHORE FUND, INC.
FINANCIAL HIGHLIGHTS
================================================================================

These financial highlights reflect selected data for a share outstanding throughout each period.

                                        SIX MONTHS
                                           ENDED                         YEAR ENDED DECEMBER 31,
                                       JUNE 30, 2005  ----------------------------------------------------------
                                        (UNAUDITED)      2004        2003        2002        2001          2000
                                       -------------  ----------  ----------  --------   ----------   ----------
Net Asset Value,
 Beginning of Period                    $    36.71    $    33.51  $    25.81  $  30.58   $    33.70   $    29.47
                                        ----------    ----------  ----------  --------   ----------   ----------
Investment Operations
    Net investment income                     0.02(a)       0.10        0.05      0.05         0.10         0.14
    Net realized and unrealized
     gain (loss) on investments              (0.48)         5.05        8.14     (4.77)       (0.36)        5.79
                                        ----------    ----------  ----------  --------   ----------   ----------
Total from Investment Operations             (0.46)         5.15        8.19     (4.72)       (0.26)        5.93
                                        ----------    ----------  ----------  --------   ----------   ----------
Distributions from:
    Net investment income                    (0.01)        (0.10)      (0.05)    (0.05)       (0.10)       (0.14)
    In excess of net investment
     income                                     --            --          --        --           --           --(b)
    Net realized gains                          --         (1.85)      (0.44)       --        (2.76)       (1.47)
    In excess of net realized gains             --            --          --        --           --        (0.09)(c)
                                        ----------    ----------  ----------  --------   ----------   ----------
Total Distributions                          (0.01)        (1.95)      (0.49)    (0.05)       (2.86)       (1.70)
                                        ----------    ----------  ----------  --------   ----------   ----------
Net Asset Value,
 End of Period                          $    36.24    $    36.71  $    33.51  $  25.81   $    30.58   $    33.70
                                        ==========    ==========  ==========  ========   ==========   ==========
Total Return(d)                              (1.21)%       15.37%      31.74%   (15.43)%      (0.81)%      20.18%
Ratio/Supplementary Data
Net Assets at End of Period
 (in thousands)                         $1,916,951    $1,698,150  $1,014,412  $759,674   $1,033,658   $1,101,888
Ratios to Average Net Assets:(e)
    Expenses (net of
     reimbursement)                           0.98%         0.98%       0.98%     0.98%        0.98%        0.98%
    Expenses (gross)(f)                       0.98%         0.99%       1.00%     0.99%        0.99%        0.99%
    Net investment income                     0.09%         0.33%       0.18%     0.17%        0.32%        0.44%
Portfolio Turnover Rate                         27%           50%         62%       72%         104%          98%

(a)Calculated based on average shares outstanding for the period.
(b)Distributions in excess of net investment income are less than $0.01 per share.
(c)Distributions in excess of realized gains are the result of timing issues.
(d)Not annualized for periods less than one year.
(e)Annualized for periods less than one year.
(f)Reflects expense ratio in the absence of expense waiver and reimbursement.

--------------------------------------------------------------------------------

[LOGO]

INVESTMENT ADVISER
Sound Shore Management, Inc.
Greenwich, Connecticut

ADMINISTRATOR
Citigroup Fund Services, LLC
Portland, Maine

DISTRIBUTOR
Foreside Fund Services, LLC
Portland, Maine

TRANSFER AND
DISTRIBUTION PAYING AGENT
Citigroup Fund Services, LLC
Portland, Maine

CUSTODIAN
Citibank, N.A.
New York, New York

COUNSEL
Dechert LLP
New York, New York

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Boston, Massachusetts

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information.

SOUND SHORE FUND, INC.

Two Portland Square
Portland, ME 04101
http://www.soundshorefund.com
1-800-551-1980

SEMI-ANNUAL REPORT
(Unaudited)

JUNE 30, 2005

[LOGO]
                                    [GRAPHIC]

ITEM 2. CODE OF ETHICS
Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
Not Applicable

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS
Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS
Not Applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Not Applicable

ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) as of a date within 90 days of the filing date of this report.
(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not Applicable

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not Applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant        SOUND SHORE FUND, INC.


By       /s/ T. Gibbs Kane, Jr.
         ---------------------------
         T. Gibbs Kane, Jr., President

Date     September 6, 2005
         ---------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ T. Gibbs Kane, Jr.
         -----------------------------------
         T. Gibbs Kane, Jr., President

Date     September 6, 2005
         -----------------------------------


By       /s/ Simon D. Collier
         -----------------------------------
         Simon D. Collier, Treasurer

Date     September 6, 2005
         -----------------------------------